UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2011
Date of Report (Date of earliest event reported)

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30453 (Commission File Number)	01-0809204 (IRS Employer Identification No.)

1-8765 Ash Street, Vancouver, British Columbia, Canada (Address of principal executive offices)	V6P 6T3 (Zip Code)

(604) 808-6128
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on February 4, 2011, the Board of Directors of MIV Therapeutics, Inc. (the "Company") accepted Patrick McGowan's resignation as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and as a Director and accepted the consent to act of Chris Chen to serve as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company.

As a consequence of the above resignation and appointment, Chris Chen is now the Company's sole director and officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIV THERAPEUTICS, INC.
DATE: February 9, 2011.	By: /s/ Chris Chen Name: Chris Chen Title: President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a director

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